Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and Chief Financial Officer	First Vice President and Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces Third Quarter 2012 Earnings of

$23.8 Million or $0.25 per Diluted Share

TUPELO, Miss., October 18, 2012/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended September 30, 2012.

Highlights for the third quarter of 2012 included:

•	Net income of $23.8 million or $0.25 per diluted share, despite a negative pre-tax mortgage servicing rights (“MSR”) valuation adjustment of $3.2 million.

•	Record mortgage production of $607.9 million, which contributed to mortgage lending revenue of $16.8 million, excluding the MSR valuation adjustment.

•

Non-interest revenue increased to $70.4 million from $66.5 million for the second quarter and included sequential quarter increases in mortgage revenue, credit and debit card fees, service charges, and insurance commissions.

•	Other real estate owned (“OREO”) sales of $15.4 million, which contributed to a 10.7 percent decline in OREO and an 8.5 percent reduction in total non-performing assets (“NPAs”).

•

Nonaccrual loans decreased $20.5 million, or 8.5 percent, from the prior quarter and $94.7 million, or 30.1 percent, from a year ago. At the end of the quarter, 56.9 percent of nonaccrual loans were paying in accordance with their contractual terms.

•	Capital ratios continued to rise, with Tier I leverage and Total risk-based capital ratios increasing to 10.21 percent and 14.81 percent, respectively.

The Company reported net income of $23.8 million, or $0.25 per diluted share, for the third quarter of 2012 compared with net income of $11.9 million, or $0.14 per diluted share, for the third quarter of 2011 and net income of $20.6 million, or $0.22 per diluted share, for the second quarter of 2012. The Company reported net income for the first nine months of 2012 of $67.3 million, or $0.72 per diluted share, compared with $24.3 million, or $0.29 per diluted share, for the first nine months of 2011.

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Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000

BancorpSouth, Inc. is a financial holding company.

BXS Announces Third Quarter Results

October 18, 2012

“Results for the third quarter reflect a record level of mortgage production volume,” remarked Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth. “Mortgage production for the quarter was in excess of $600 million, which contributed to mortgage lending revenue of $16.8 million, excluding a negative MSR valuation adjustment of $3.2 million. Earnings for the quarter also benefitted from stabilization of loan loss provision levels as non-performing loans (“NPLs”), classified asset totals, and other credit quality indicators continue to trend in a positive direction.”

Earnings for the quarter reflect a provision for credit losses of $6.0 million, which is a decrease from $25.1 million for the third quarter of 2011 and is flat compared to $6.0 million for the second quarter of 2012. NPLs declined $19.6 million, or 7.4 percent, during the third quarter of 2012 to $247.3 million compared with $266.9 million at June 30, 2012 and declined $115.5 million, or 31.8 percent, from $362.8 million at September 30, 2011. In addition, gross nonaccrual loan formation declined to $28.9 million for the third quarter of 2012 compared to $60.8 million for the third quarter of 2011 and $41.1 million for the second quarter of 2012. Net charge-offs were relatively flat at $12.8 million for the third quarter of 2012 compared with $11.9 million for the second quarter of 2012. Net charge-offs during the third quarter of 2012 included $9.8 million of charge-offs of loans which had been identified and reported as impaired and were reserved for in previous quarters.

Patterson added, “We continue to be encouraged by trends in credit quality. Particularly, the percentage of non-accrual loans that are paying in accordance with their contractual terms continues to rise, representing 56.9 percent of total nonaccrual loans at the end of the third quarter. We collected in excess of $26 million of cash payments on nonaccrual loans during the quarter.”

Net Interest Revenue

Net interest revenue was $103.4 million for the third quarter of 2012, a decrease of 4.4 percent from $108.1 million for the third quarter of 2011 and a decrease of 1.3 percent from $104.7 million for the second quarter of 2012. The fully taxable equivalent net interest margin was 3.55 percent for the third quarter of 2012 compared with 3.66 percent for the third quarter of 2011 and 3.65 percent for the second quarter of 2012. Declines in the net interest margin are due primarily to continued pressure on asset yields, particularly yields on loans and leases, which declined to 4.85% for the quarter ended September 30, 2012 compared with 5.02% for the third quarter of 2011 and 4.99% for the second quarter of 2012. Patterson added, “Declines in loan yields reflect continued competitive pressure resulting in loans re-pricing at lower interest rates, some of which are re-pricing prior to maturity. Additionally, reinvestment opportunities of maturing securities continue to be limited, resulting in reduced yields on this component of our earning assets.”

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BXS Announces Third Quarter Results

October 18, 2012

Asset, Deposit and Loan Activity

Total assets were $13.2 billion at both September 30, 2012 and September 30, 2011. Total deposits were $11.0 billion at September 30, 2012, a decrease of 0.8 percent from $11.1 billion at September 30, 2011. Loans and leases, net of unearned income, were $8.7 billion at September 30, 2012, a decrease of 4.2 percent from $9.1 billion at September 30, 2011. The construction, acquisition, and development (“CAD”) loan portfolio, which decreased $153.0 million, or 15.7 percent, from September 30, 2011 to September 30, 2012, accounted for over 40 percent of the decline in net loans and leases over the same time period.

Time deposits, which decreased $478.2 million, or 15.1 percent, at September 30, 2012 compared to September 30, 2011, were offset partially by significant growth in noninterest bearing demand deposits, which increased $294.0 million, or 13.4 percent, over the period. Additionally, savings deposits increased $135.2 million, or 14.0 percent, while interest bearing demand deposits decreased $39.6 million, or 0.8 percent, over the same period. As of September 30, 2012, approximately $938.0 million of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.77 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the third quarter of 2012, the provision for credit losses was $6.0 million, compared with $25.1 million for the third quarter of 2011 and $6.0 million for the second quarter of 2012. Net charge-offs for the third quarter of 2012 were $12.8 million, compared with $23.1 million for the third quarter of 2011 and $11.9 million for the second quarter of 2012. Recoveries of previously charged-off loans were $6.1 million for the third quarter of 2012, compared with $2.6 million for the third quarter of 2011 and $10.0 million for the second quarter of 2012. Annualized net charge-offs were 0.59 percent of average loans and leases for the third quarter of 2012, compared with 1.01 percent for the third quarter of 2011 and 0.55 percent for the second quarter of 2012.

NPLs were $247.3 million, or 2.85 percent of net loans and leases, at September 30, 2012 compared with $362.8 million, or 4.01 percent of net loans and leases, at September 30, 2011 and $266.9 million, or 3.06 percent of net loans and leases, at June 30, 2012. The allowance for credit losses was $169.0 million, or 1.95 percent of net loans and leases, at September 30, 2012 compared with $199.7 million, or 2.21 percent of net loans and leases, at September 30, 2011 and $175.8 million, or 2.01 percent of net loans and leases, at June 30, 2012.

NPLs at September 30, 2012 consisted primarily of $219.7 million of nonaccrual loans, compared with $240.2 million of nonaccrual loans at June 30, 2012. Included in the reduction of nonaccrual loans during the third quarter of 2012 were payments received on nonaccrual loans of $26.7 million, compared with payments received on such loans of $27.1 million during the second quarter of 2012. NPLs at September 30, 2012 also included $1.4 million of loans 90 days or more past due and still accruing, compared with $1.6 million at June 30, 2012, and included restructured loans still accruing of $26.1 million at September 30, 2012, compared with $25.1 million at June 30, 2012. Early stage past due loans, representing loans past due 30-89 days, increased $15.2 million from the previous quarter, but were down $10.3 million from one year ago. Of these loans, $37.6 million, or 85.9 percent, were past due less than 60 days.

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BXS Announces Third Quarter Results

October 18, 2012

At September 30, 2012, $52.8 million of NPLs were residential CAD loans, $44.6 million were other CAD loans, $48.0 million were commercial real estate loans and $39.6 million were consumer mortgages. NPLs from all other loan types totaled $62.3 million at September 30, 2012. Included in nonaccrual loans at September 30, 2012 were $125.0 million of loans, or 56.9 percent of total nonaccrual loans, that were paying as agreed, compared with $132.7 million, or 55.2 percent, at the end of the second quarter of 2012. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or will be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

At the end of the third quarter, 80.2 percent of nonaccrual loans were determined to be collateral dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 70.0 percent of the unpaid principal balance. At September 30, 2012, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 346 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 212 percent.

OREO decreased $15.4 million to $128.2 million during the third quarter of 2012 from $143.6 million at June 30, 2012. This net decrease reflected $6.3 million added through foreclosure, offset by sales of OREO of $15.4 million. Write-downs in the value of existing properties were $6.3 million for the third quarter of 2012 compared to $4.9 million for the second quarter of 2012. Sales of OREO during the third quarter of 2012 resulted in a net loss of $0.8 million compared to a net loss of $2.7 million for the second quarter of 2012. At September 30, 2012, OREO was carried at 49.2 percent of the aggregate loan balances at the time of foreclosure, compared with 51.0 percent at June 30, 2012.

Noninterest Revenue

Noninterest revenue was $70.4 million for the third quarter of 2012, compared with $62.1 million for the third quarter of 2011 and $66.5 million for the second quarter of 2012. These results included negative MSR valuation adjustments of $3.2 million for the third quarter of 2012 compared with $11.7 million for the third quarter of 2011 and $3.8 million for the second quarter of 2012.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $16.8 million for the third quarter of 2012, compared with $10.2 million for the third quarter of 2011 and $14.9 million for the second quarter of 2012. Mortgage origination volume for the third quarter of 2012 was $607.9 million, compared with $374.8 million for the third quarter of 2011 and $444.1 million for the second quarter of 2012.

Credit and debit card fee revenue was $8.3 million for the third quarter of 2012, compared with $13.0 million for the third quarter of 2011 and $7.8 million for the second quarter of 2012. Service charge revenue was $14.2 million for the third quarter of 2012, compared with $17.3

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BXS Announces Third Quarter Results

October 18, 2012

million for the third quarter of 2011 and $13.7 million for the second quarter of 2012. Insurance commission revenue was $23.5 million for the third quarter of 2012, compared with $22.0 million for the third quarter of 2011 and $23.0 million for the second quarter of 2012.

Noninterest Expense

Noninterest expense for the third quarter of 2012 was $133.8 million, compared with $130.7 million for the third quarter of 2011 and $136.5 million for the second quarter of 2012. Salaries and employee benefits expense increased to $74.8 million for the third quarter of 2012 from $71.9 million for the third quarter of 2011 and decreased from $77.7 million for the second quarter of 2012. Foreclosed property expense increased to $8.8 million for the third quarter of 2012 from $6.1 million for the third quarter of 2011 and decreased from $10.2 million for the second quarter of 2012. Deposit insurance assessments were relatively flat at $4.0 million for the third quarter of 2012 compared $3.8 million for the third quarter of 2011 and $4.0 million for the second quarter of 2012.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 13.55 percent at September 30, 2012 and total risk based capital of 14.81 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization is 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets increased to 10.93 percent at September 30, 2012, compared with 9.60 percent at September 30, 2011 and 10.79 percent at June 30, 2012. The ratio of tangible shareholders’ equity to tangible assets increased to 8.91 percent at September 30, 2012, compared with 7.58 percent at September 30, 2011 and 8.80 percent at June 30, 2012.

Summary

Patterson concluded, “Our third quarter results reflect record performance from our mortgage lending operation, both in terms of production and revenue generation. Many of our other noninterest lines of business produced solid quarters as well, including insurance, which reported growth of 6.9% on a comparable quarter basis. This growth includes the acquisition of the assets of The Securance Group, Inc. which was announced during the second quarter of this year and closed in early July. Given the expectation of continued low interest rates as well as subdued loan demand, our net interest margin will continue to be under pressure and these noninterest lines of business will become even more valuable in terms of their contributions to profitability.

“Additionally, third quarter results reflect the sixth consecutive quarter of steady credit quality improvement. This progress, along with solid performance from our fee-generating lines of business, has allowed us to make a tremendous amount of progress toward returning BancorpSouth’s profitability levels to more normalized levels. While there is still much work to be done, we believe that we are well positioned to continue to build on the momentum that we’ve gained over the last year and a half.”

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BXS Announces Third Quarter Results

October 18, 2012

Conference Call

BancorpSouth will conduct a conference call to discuss its third quarter 2012 results on October 19, 2012, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to the stabilization of nonaccrual loans, the impact of low interest rates on our net interest margin, the contribution of our noninterest lines of business to our profitability, our ability to return our profitability to more normalized levels, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally

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BXS Announces Third Quarter Results

October 18, 2012

understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.2 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 293 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois.

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BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2012		2011	2012		2011
(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$103,379		$108,075	$313,730		$327,424
Provision for credit losses	6,000		25,112	22,000		110,831
Noninterest revenue	70,420		62,055	209,248		205,510
Noninterest expense	133,788		130,698	405,974		397,777

Income before income taxes	34,011		14,320	95,004		24,326
Income tax provision	10,186		2,386	27,689		60

Net income	$23,825		$11,934	$67,315		$24,266

Earnings per share: Basic	$0.25		$0.14	$0.72		$0.29

Diluted	$0.25		$0.14	$0.72		$0.29

Balance sheet data at September 30:
Total assets				$13,235,737		$13,198,518
Total earning assets				12,050,190		11,976,397
Loans and leases, net of unearned income				8,679,969		9,055,905
Allowance for credit losses				169,019		199,686
Total deposits				10,974,640		11,063,233
Common shareholders’ equity				1,446,703		1,266,753
Book value per share				15.32		15.17

Average balance sheet data:
Total assets	$13,019,016		$13,174,655	$13,041,785		$13,358,657
Total earning assets	11,924,778		12,039,067	11,932,612		12,219,226
Loans and leases, net of unearned interest	8,716,646		9,138,414	8,747,690		9,228,583
Total deposits	10,856,524		11,141,372	10,936,173		11,330,322
Common shareholders’ equity	1,432,157		1,251,815	1,399,984		1,231,286

Non-performing assets at September 30:
Non-accrual loans and leases				$219,738		$314,479
Loans and leases 90+ days past due, still accruing				1,442		7,354
Restructured loans and leases, still accruing				26,147		40,966
Other real estate owned				128,211		162,686

Total non-performing assets				375,538		525,485

Net charge-offs as a percentage of average loans (annualized)	0.59%		1.01%	0.73%		1.56%

Performance ratios (annualized):
Return on average assets	0.73%		0.36%	0.69%		0.24%
Return on common equity	6.62%		3.78%	6.42%		2.63%
Total shareholders’ equity to total assets	10.93%		9.60%	10.93%		9.60%
Tangible shareholders’ equity to tangible assets	8.91%		7.58%	8.91%		7.58%
Net interest margin	3.55%		3.66%	3.62%		3.69%

Average shares outstanding - basic	94,438,433		83,488,963	93,534,078		83,485,694
Average shares outstanding - diluted	94,528,948		83,489,134	93,613,397		83,511,808
Cash dividends per share	$0.01		$0.01	$0.03		$0.13

Tier I capital	13.55	%(1)	11.36%	13.55	%(1)	11.36%
Total capital	14.81	%(1)	12.62%	14.81	%(1)	12.62%
Tier I leverage capital	10.21	%(1)	8.66%	10.21	%(1)	8.66%

(1)	Estimated as of earnings release date

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BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
	(Dollars in thousands)
Assets
Cash and due from banks	$176,529	$224,084	$184,441	$195,681	$161,876
Interest bearing deposits with other banks	757,207	603,458	665,675	303,663	338,250
Available-for-sale securities, at fair value	2,483,606	2,462,831	2,573,535	2,513,518	2,481,555
Loans and leases	8,716,715	8,771,642	8,777,538	8,911,258	9,096,928
Less: Unearned income	36,746	39,247	39,615	40,947	41,023
Allowance for credit losses	169,019	175,847	181,777	195,118	199,686

Net loans and leases	8,510,950	8,556,548	8,556,146	8,675,193	8,856,219
Loans held for sale	129,408	108,134	110,294	83,458	100,687
Premises and equipment, net	321,068	320,419	321,720	323,383	323,285
Accrued interest receivable	48,314	47,358	50,008	51,266	53,338
Goodwill	275,173	271,297	271,297	271,297	271,297
Bank owned life insurance	203,798	202,620	202,698	200,085	197,945
Other real estate owned	128,211	143,615	167,808	173,805	162,686
Other assets	201,473	207,454	203,950	204,502	251,380

Total Assets	$13,235,737	$13,147,818	$13,307,572	$12,995,851	$13,198,518

Liabilities
Deposits:
Demand: Noninterest bearing	$2,492,508	$2,312,044	$2,260,012	$2,269,799	$2,198,535
Interest bearing	4,697,260	4,782,243	4,897,585	4,706,825	4,736,858
Savings	1,103,490	1,083,255	1,067,256	991,702	968,277
Other time	2,681,382	2,778,795	2,857,469	2,986,863	3,159,563

Total deposits	10,974,640	10,956,337	11,082,322	10,955,189	11,063,233
Federal funds purchased and securities sold under agreement to repurchase	377,676	361,990	401,089	373,933	449,501
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	1,500	1,500	1,500	1,500
Accrued interest payable	6,759	7,161	7,652	8,644	10,017
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	236,147	208,707	228,998	199,861	213,702

Total Liabilities	11,789,034	11,729,507	11,915,373	11,732,939	11,931,765
Shareholders’ Equity
Common stock	236,102	236,091	236,090	208,709	208,722
Capital surplus	311,271	310,388	309,426	227,567	227,006
Accumulated other comprehensive income (loss)	5,952	1,334	(4,136)	(2,261)	14,595
Retained earnings	893,378	870,498	850,819	828,897	816,430

Total Shareholders’ Equity	1,446,703	1,418,311	1,392,199	1,262,912	1,266,753

Total Liabilities & Shareholders’ Equity	$13,235,737	$13,147,818	$13,307,572	$12,995,851	$13,198,518

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BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
	(Dollars in thousands)
Assets
Cash and due from banks	$152,228	$152,907	$160,827	$151,004	$148,409
Interest bearing deposits with other banks	605,270	574,624	603,714	384,231	309,146
Available-for-sale securities, at fair value	2,481,201	2,520,932	2,507,941	2,509,943	2,529,482
Federal funds sold and securities purchased under agreement to resell	2,717	—	274	2,174	—
Loans and leases	8,755,094	8,774,767	8,832,104	8,995,035	9,179,730
Less: Unearned income	38,448	39,542	40,562	40,806	41,316
Allowance for credit losses	179,283	185,209	202,158	208,005	205,209

Net loans and leases	8,537,363	8,550,016	8,589,384	8,746,224	8,933,205
Loans held for sale	118,944	77,642	61,250	67,781	62,025
Premises and equipment, net	320,234	320,731	322,641	322,544	326,800
Accrued interest receivable	44,789	45,494	47,512	49,256	53,122
Goodwill	273,867	271,297	271,297	271,297	271,297
Bank owned life insurance	12,024	12,679	11,204	14,558	14,642
Other real estate owned	134,384	155,471	170,924	164,841	152,052
Other assets	335,995	336,438	341,390	362,926	374,475

Total Assets	$13,019,016	$13,018,231	$13,088,358	$13,046,779	$13,174,655

Liabilities
Deposits:
Demand: Noninterest bearing	$2,328,948	$2,248,914	$2,139,371	$2,248,904	$2,147,707
Interest bearing	4,704,896	4,769,340	4,960,060	4,714,059	4,789,462
Savings	1,092,802	1,074,912	1,027,611	975,892	957,871
Other time	2,729,878	2,815,753	2,916,910	3,078,376	3,246,332

Total deposits	10,856,524	10,908,919	11,043,952	11,017,231	11,141,372
Federal funds purchased and securities sold under agreement to repurchase	388,817	374,982	358,124	430,968	457,640
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,223	1,500	1,500	1,500	486
Accrued interest payable	8,404	8,605	9,392	10,617	12,108
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	34,984
Other liabilities	138,079	126,680	117,869	123,746	115,938

Total Liabilities	11,586,859	11,614,498	11,724,649	11,777,874	11,922,840
Shareholders’ Equity
Common stock	236,095	236,091	231,276	208,722	208,722
Capital surplus	310,642	309,634	294,973	227,201	226,582
Accumulated other comprehensive income (loss)	2,900	(4,020)	(2,269)	8,927	6,379
Retained earnings	882,520	862,028	839,729	824,055	810,132

Total Shareholders’ Equity	1,432,157	1,403,733	1,363,709	1,268,905	1,251,815

Total Liabilities & Shareholders’ Equity	$13,019,016	$13,018,231	$13,088,358	$13,046,779	$13,174,655

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BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Sep-12	Sep-11
INTEREST REVENUE:
Loans and leases	$105,937	$107,737	$109,012	$112,566	$114,260	$322,686	$348,510
Deposits with other banks	399	382	401	252	203	1,182	449
Federal funds sold and securities purchased under agreement to resell	2	1	—	1	—	3	166
Held-to-maturity securities:
Taxable	—	—	—	—	—	—	13,080
Tax-exempt	—	—	—	—	—	—	5,638
Available-for-sale securities:
Taxable	9,329	10,188	11,162	11,781	13,172	30,679	32,208
Tax-exempt	4,109	4,210	4,256	4,158	4,130	12,575	6,825
Loans held for sale	974	686	544	635	632	2,204	1,584

Total interest revenue	120,750	123,204	125,375	129,393	132,397	369,329	408,460

INTEREST EXPENSE:
Interest bearing demand	3,889	4,185	4,449	4,737	5,324	12,523	17,909
Savings	686	691	714	747	828	2,091	2,464
Other time	9,482	10,275	11,291	13,104	14,837	31,048	48,605
Federal funds purchased and securities sold under agreement to repurchase	73	66	63	76	95	202	382
FHLB borrowings	364	366	367	367	375	1,097	3,092
Junior subordinated debt	2,875	2,879	2,879	2,871	2,861	8,633	8,580
Other	2	1	2	2	2	5	4

Total interest expense	17,371	18,463	19,765	21,904	24,322	55,599	81,036

Net interest revenue	103,379	104,741	105,610	107,489	108,075	313,730	327,424
Provision for credit losses	6,000	6,000	10,000	19,250	25,112	22,000	110,831

Net interest revenue, after provision for credit losses	97,379	98,741	95,610	88,239	82,963	291,730	216,593

NONINTEREST REVENUE:
Mortgage lending	13,549	11,040	15,142	8,928	(1,443)	39,731	8,141
Credit card, debit card and merchant fees	8,270	7,787	7,523	7,783	12,981	23,580	34,590
Service charges	14,189	13,697	15,116	17,412	17,334	43,002	49,258
Trust income	3,101	3,139	2,282	3,348	2,854	8,522	8,838
Security gains, net	39	177	74	18	2,047	290	12,109
Insurance commissions	23,519	22,964	23,153	19,416	22,012	69,636	67,502
Other	7,753	7,664	9,070	8,430	6,270	24,487	25,072

Total noninterest revenue	70,420	66,468	72,360	65,335	62,055	209,248	205,510

NONINTEREST EXPENSE:
Salaries and employee benefits	74,829	77,661	74,931	70,512	71,851	227,421	212,368
Occupancy, net of rental income	10,944	10,487	10,066	10,315	11,144	31,497	32,047
Equipment	5,083	5,124	5,333	5,108	5,346	15,540	16,599
Deposit insurance assessments	3,998	3,994	5,383	5,674	3,781	13,375	15,642
Prepayment penalty on FHLB borrowings	—	—	—	—	—	—	9,778
Other	38,934	39,240	39,967	44,247	38,576	118,141	111,343

Total noninterest expenses	133,788	136,506	135,680	135,856	130,698	405,974	397,777

Income before income taxes	34,011	28,703	32,290	17,718	14,320	95,004	24,326
Income tax expense	10,186	8,079	9,424	4,415	2,386	27,689	60

Net income	$23,825	$20,624	$22,866	$13,303	$11,934	$67,315	$24,266

Net income per share: Basic	$0.25	$0.22	$0.25	$0.16	$0.14	$0.72	$0.29

Diluted	$0.25	$0.22	$0.25	$0.16	$0.14	$0.72	$0.29

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,462,719	$1,497,678	$1,441,727	$1,473,728	$1,503,391
Real estate
Consumer mortgages	1,888,783	1,904,420	1,937,997	1,945,190	1,966,124
Home equity	492,833	496,245	501,331	514,362	523,030
Agricultural	257,733	251,975	256,683	239,487	249,715
Commercial and industrial-owner occupied	1,309,631	1,288,887	1,287,542	1,301,575	1,329,644
Construction, acquisition and development	823,692	835,022	858,110	908,362	976,694
Commercial real estate	1,738,516	1,748,748	1,742,001	1,754,022	1,772,003
Credit cards	101,405	101,085	100,527	106,281	103,232
All other	604,657	608,335	612,005	627,304	632,072

Total loans	$8,679,969	$8,732,395	$8,737,923	$8,870,311	$9,055,905

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$175,847	$181,777	$195,118	$199,686	$197,627

Loans and leases charged off:
Commercial and industrial	(4,334)	(1,582)	(4,272)	(1,677)	(1,295)
Real estate
Consumer mortgages	(2,299)	(2,818)	(4,216)	(2,953)	(2,344)
Home equity	(270)	(536)	(851)	(1,667)	(1,712)
Agricultural	(302)	(386)	(96)	(110)	(2,345)
Commercial and industrial-owner occupied	(994)	(2,732)	(3,868)	(1,136)	(4,222)
Construction, acquisition and development	(6,845)	(9,560)	(11,394)	(10,539)	(7,697)
Commercial real estate	(2,633)	(3,260)	(2,809)	(6,858)	(4,467)
Credit cards	(540)	(588)	(562)	(706)	(760)
All other	(731)	(438)	(758)	(794)	(770)

Total loans charged off	(18,948)	(21,900)	(28,826)	(26,440)	(25,612)

Recoveries:
Commercial and industrial	1,007	1,040	1,542	446	348
Real estate
Consumer mortgages	256	438	323	263	485
Home equity	37	78	315	43	51
Agricultural	53	53	10	76	—
Commercial and industrial-owner occupied	270	1,514	351	100	99
Construction, acquisition and development	2,676	1,955	2,155	971	923
Commercial real estate	1,443	4,504	383	340	300
Credit cards	144	121	118	168	141
All other	234	267	288	215	212

Total recoveries	6,120	9,970	5,485	2,622	2,559

Net charge-offs	(12,828)	(11,930)	(23,341)	(23,818)	(23,053)
Provision charged to operating expense	6,000	6,000	10,000	19,250	25,112

Balance, end of period	$169,019	$175,847	$181,777	$195,118	$199,686

Average loans for period	$8,716,646	$8,735,225	$8,791,542	$8,954,229	$9,138,414

Ratio:
Net charge-offs to average loans (annualized)	0.59%	0.55%	1.06%	1.06%	1.01%

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$8,674	$13,156	$11,025	$12,260	$11,122
Real estate
Consumer mortgages	35,599	35,660	46,562	47,878	44,100
Home equity	3,471	2,995	2,687	2,036	2,634
Agricultural	7,190	8,390	4,254	4,179	6,254
Commercial and industrial-owner occupied	27,059	26,957	32,842	33,112	26,977
Construction, acquisition and development	92,351	104,283	115,649	133,110	171,566
Commercial real estate	40,514	44,359	35,715	40,616	49,500
Credit cards	465	364	509	594	551
All other	4,415	4,082	3,984	3,013	1,775

Total nonaccrual loans and leases	$219,738	$240,246	$253,227	$276,798	$314,479

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$45	$—	$10	$12	$1,846
Real estate
Consumer mortgages	1,027	1,141	1,314	2,974	4,136
Home equity	—	—	—	—	134
Agricultural	—	—	—	—	131
Commercial and industrial-owner occupied	119	—	—	—	42
Construction, acquisition and development	—	—	—	—	290
Commercial real estate	—	—	—	—	106
Credit cards	236	324	228	299	257
All other	15	167	146	149	412

Total loans and leases 90+ days past due, still accruing	1,442	1,632	1,698	3,434	7,354

Restructured Loans and Leases, Still Accruing	26,147	25,071	30,311	42,018	40,966

Total non-performing loans and leases	247,327	266,949	285,236	322,250	362,799

OTHER REAL ESTATE OWNED:	128,211	143,615	167,808	173,805	162,686

Total Non-performing Assets	$375,538	$410,564	$453,044	$496,055	$525,485

Additions to Nonaccrual Loans and Leases During the Quarter	$28,918	$41,121	$40,392	$39,474	$60,799

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$6,065	$3,040	$4,809	$8,065	$9,759
Real estate
Consumer mortgages	14,745	14,436	10,736	15,864	20,144
Home equity	1,766	1,311	2,248	2,037	2,066
Agricultural	977	471	663	339	1,485
Commercial and industrial-owner occupied	4,859	2,745	3,332	2,154	7,348
Construction, acquisition and development	8,528	2,062	2,431	2,714	4,469
Commercial real estate	3,210	1,288	2,104	3,292	5,136
Credit cards	734	673	686	802	851
All other	2,861	2,544	1,983	2,280	2,832

Total Loans and Leases 30-89 days past due, still accruing	$43,745	$28,570	$28,992	$37,547	$54,090

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.28%	0.27%	0.45%	0.86%	1.10%
Allowance for credit losses to net loans and leases	1.95%	2.01%	2.08%	2.20%	2.21%
Allowance for credit losses to non-performing assets	45.01%	42.83%	40.12%	39.33%	38.00%
Allowance for credit losses to non-performing loans and leases	68.34%	65.87%	63.73%	60.55%	55.04%
Non-performing loans and leases to net loans and leases	2.85%	3.06%	3.26%	3.63%	4.01%
Non-performing assets to net loans and leases	4.33%	4.70%	5.18%	5.59%	5.80%

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$4,546	$2,378	$4,683	$2,138	$10,349
One-to-four family construction	189,561	182,648	159,281	169,827	181,445
Recreation and all other loans	62,888	66,033	63,407	67,235	61,084
Commercial construction	126,296	112,929	122,173	130,124	140,570
Commercial acquisition and development	177,887	182,570	191,783	197,044	206,516
Residential acquisition and development	262,514	288,464	316,783	341,994	376,730

Total outstanding balance	$823,692	$835,022	$858,110	$908,362	$976,694

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$—	$1,067	$—
One-to-four family construction	14,171	15,490	11,953	14,690	17,937
Recreation and all other loans	1,166	380	386	436	712
Commercial construction	6,991	4,318	3,702	5,235	10,159
Commercial acquisition and development	21,408	21,741	23,464	23,968	31,862
Residential acquisition and development	48,615	62,354	76,144	87,714	110,896

Total nonaccrual CAD loans	92,351	104,283	115,649	133,110	171,566

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	—	211
Recreation and all other loans	—	—	—	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	—	79

Total CAD loans 90+ days past due, still accruing	—	—	—	—	290

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	787	793	799	318	321
Recreation and all other loans	20	842	847	852	24
Commercial construction	—	—	977	—	—
Commercial acquisition and development	133	260	2,975	433	1,415
Residential acquisition and development	4,149	4,048	106	446	410

Total restructured CAD loans, still accruing	5,089	5,943	5,704	2,049	2,170

Total Non-performing CAD loans	$97,440	$110,226	$121,353	$135,159	$174,026

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	—	49.9%	—
One-to-four family construction	7.9%	8.9%	8.0%	8.8%	10.2%
Recreation and all other loans	1.9%	1.9%	1.9%	1.9%	1.2%
Commercial construction	5.5%	3.8%	3.8%	4.0%	7.2%
Commercial acquisition and development	12.1%	12.1%	13.8%	12.4%	16.1%
Residential acquisition and development	20.1%	23.0%	24.1%	25.8%	29.6%
Total CAD NPL as a % of outstanding CAD balance	11.8%	13.2%	14.1%	14.9%	17.8%

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	September 30, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,403,199	$10,018	$42,399	$867	$17	$6,219	$1,462,719
Real estate
Consumer mortgages	1,703,867	31,993	133,139	3,727	203	15,854	1,888,783
Home equity	467,219	4,788	17,901	1,002	285	1,638	492,833
Agricultural	232,741	4,684	14,726	20	—	5,562	257,733
Commercial and industrial-owner occupied	1,169,867	34,384	83,606	736	49	20,989	1,309,631
Construction, acquisition and development	607,759	42,128	85,349	703	—	87,753	823,692
Commercial real estate	1,517,138	45,500	138,606	70	—	37,202	1,738,516
Credit cards	101,405	—	—	—	—	—	101,405
All other	582,353	6,790	13,758	828	6	922	604,657

Total loans	$7,785,548	$180,285	$529,484	$7,953	$560	$176,139	$8,679,969

	June 30, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,426,787	$12,480	$46,512	$959	$34	$10,906	$1,497,678
Real estate
Consumer mortgages	1,720,260	29,254	132,775	4,748	302	17,081	1,904,420
Home equity	472,291	3,476	17,759	908	243	1,568	496,245
Agricultural	225,886	2,989	15,687	20	—	7,393	251,975
Commercial and industrial-owner occupied	1,158,082	25,740	83,048	276	28	21,713	1,288,887
Construction, acquisition and development	607,942	26,947	99,471	589	20	100,053	835,022
Commercial real estate	1,515,262	48,217	144,301	71	199	40,698	1,748,748
Credit cards	101,085	—	—	—	—	—	101,085
All other	572,073	18,060	16,425	803	9	965	608,335

Total loans	$7,799,668	$167,163	$555,978	$8,374	$835	$200,377	$8,732,395

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
Unpaid principal balance of impaired loans	$225,581	$259,703	$266,483	$287,099	$342,839
Cumulative charge-offs on impaired loans	49,442	59,326	55,371	52,176	62,950

Impaired nonaccrual loan and lease outstanding balance	176,139	200,377	211,112	234,923	279,889
Other non-accrual loans and leases not impaired	43,599	39,869	42,115	41,875	34,590

Total non-accrual loans and leases	$219,738	$240,246	$253,227	$276,798	$314,479

Allowance for impaired loans	18,205	23,939	25,546	39,708	38,657

Nonaccrual loans and leases, net of specific reserves	$201,533	$216,307	$227,681	$237,090	$275,822

Loans and leases 90+ days past due, still accruing	$1,442	$1,632	$1,698	$3,434	$7,354
Restructured loans and leases, still accruing	26,147	25,071	30,311	42,018	40,966

Total non-performing loans and leases	$247,327	$266,949	$285,236	$322,250	$362,799

Allowance for impaired loans	$18,205	$23,939	$25,546	$39,708	$38,657
Allowance for all other loans and leases	150,814	151,908	156,231	155,410	161,029

Total allowance for credit losses	$169,019	$175,847	$181,777	$195,118	$199,686

Outstanding balance of impaired loans	$176,139	$200,377	$211,112	$234,923	$279,889
Allowance for impaired loans	18,205	23,939	25,546	39,708	38,657

Net book value of impaired loans	$157,934	$176,438	$185,566	$195,215	$241,232

Net book value of impaired loans as a % of unpaid principal balance	70%	68%	70%	68%	70%
Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	346%	381%	371%	371%	466%
Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	212%	228%	211%	178%	194%

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	September 30, 2012
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$56,648	$180,965	$359,710	$35,642	$17,120	$78,417	$243,618	$490,599	$1,462,719
Real estate
Consumer mortgages	104,047	267,970	725,919	46,468	82,291	156,255	456,239	49,594	1,888,783
Home equity	59,768	38,429	167,755	23,369	65,077	74,189	62,187	2,059	492,833
Agricultural	7,581	79,884	71,453	3,407	8,979	13,755	67,608	5,066	257,733
Commercial and industrial-owner occupied	113,584	157,272	472,595	79,294	89,868	88,321	254,511	54,186	1,309,631
Construction, acquisition and development	90,104	67,826	252,199	39,001	85,918	96,837	165,807	26,000	823,692
Commercial real estate	208,555	326,943	354,145	204,762	107,523	97,605	386,456	52,527	1,738,516
Credit cards	—	—	—	—	—	—	—	101,405	101,405
All other	31,858	87,114	180,551	7,088	55,497	50,741	95,581	96,227	604,657

Total loans	$672,145	$1,206,403	$2,584,327	$439,031	$512,273	$656,120	$1,732,007	$877,663	$8,679,969

CAD PORTFOLIO:
Multi-family construction	$—	$—	$10	$—	$—	$3,313	$1,223	$—	$4,546
One-to-four family construction	24,377	11,604	45,679	7,036	10,451	40,757	35,482	14,175	189,561
Recreation and all other loans	1,528	8,657	30,599	304	3,413	3,864	14,523	—	62,888
Commercial construction	16,396	11,783	46,310	3,622	8,430	9,911	28,144	1,700	126,296
Commercial acquisition and development	15,343	17,260	52,072	10,478	30,694	17,860	31,499	2,681	177,887
Residential acquisition and development	32,460	18,522	77,529	17,561	32,930	21,132	54,936	7,444	262,514

Total CAD loans	$90,104	$67,826	$252,199	$39,001	$85,918	$96,837	$165,807	$26,000	$823,692

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$2,574	$1,143	$610	$518	$23	$196	$3,108	$953	$9,125
Real estate
Consumer mortgages	3,084	4,949	11,124	601	2,049	3,412	7,492	6,913	39,624
Home equity	951	60	718	142	618	619	359	4	3,471
Agricultural	—	4,118	1,285	1,280	722	239	—	1	7,645
Commercial and industrial-owner occupied	6,725	5,710	9,863	424	3,898	4,293	2,400	263	33,576
Construction, acquisition and development	17,777	1,447	8,278	13,659	21,481	11,346	19,379	4,073	97,440
Commercial real estate	10,160	2,724	8,194	14,929	5,148	3,242	3,145	469	48,011
Credit cards	—	—	—	—	—	—	—	2,691	2,691
All other	389	2,266	1,725	15	4	863	460	22	5,744

Total loans	$41,660	$22,417	$41,797	$31,568	$33,943	$24,210	$36,343	$15,389	$247,327

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	September 30, 2012
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Northeast Tennessee	Texas and Louisiana	Other	Total

OTHER REAL ESTATE OWNED:
Commercial and industrial	$411	$94	$105	$—	$797	$—	$—	$—	$1,407
Real estate
Consumer mortgages	2,621	251	2,645	71	1,350	634	290	4,084	11,946
Home equity	—	—	216	—	—	—	—	—	216
Agricultural	876	—	—	—	1,130	2,303	—	—	4,309
Commercial and industrial-owner occupied	533	69	1,510	—	375	50	146	—	2,683
Construction, acquisition and development	16,953	1,647	15,800	880	41,732	13,929	2,163	523	93,627
Commercial real estate	826	1,548	2,219	362	7,014	245	226	—	12,440
All other	46	16	224	113	1,152	—	—	32	1,583

Total loans	$22,266	$3,625	$22,719	$1,426	$53,550	$17,161	$2,825	$4,639	$128,211

	Quarter Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$143,615	$167,808	$173,805	$162,686	$151,204
Additions to foreclosed properties
New foreclosed property	6,268	6,904	10,766	36,507	29,063
Reductions in foreclosed properties
Sales	(15,392)	(26,165)	(11,771)	(16,688)	(13,136)
Writedowns	(6,280)	(4,932)	(4,992)	(8,700)	(4,445)

Balance, end of period	$128,211	$143,615	$167,808	$173,805	$162,686

FORECLOSED PROPERTY EXPENSE
Loss on sale of other real estate owned	$765	$2,708	$770	$711	$16
Writedown of other real estate owned	6,280	4,932	4,992	8,700	4,445
Other foreclosed property expense	1,749	2,572	2,647	1,422	1,655

Total foreclosed property expense	$8,794	$10,212	$8,409	$10,833	$6,116

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
NONINTEREST REVENUE:
Mortgage lending	$13,549	$11,040	$15,142	$8,928	$(1,443)
Credit card, debit card and merchant fees	8,270	7,787	7,523	7,783	12,981
Service charges	14,189	13,697	15,116	17,412	17,334
Trust income	3,101	3,139	2,282	3,348	2,854
Securities gains, net	39	177	74	18	2,047
Insurance commissions	23,519	22,964	23,153	19,416	22,012
Annuity fees	548	635	642	382	552
Brokerage commissions and fees	1,782	1,779	1,438	1,215	1,627
Bank-owned life insurance	1,750	1,812	2,613	2,007	1,734
Other miscellaneous income	3,673	3,438	4,377	4,826	2,357

Total noninterest revenue	$70,420	$66,468	$72,360	$65,335	$62,055

NONINTEREST EXPENSE:
Salaries and employee benefits	$74,829	$77,661	$74,931	$70,512	$71,851
Occupancy, net of rental income	10,944	10,487	10,066	10,315	11,144
Equipment	5,083	5,124	5,333	5,108	5,346
Deposit insurance assessments	3,998	3,994	5,383	5,674	3,781
Advertising	1,081	902	841	1,778	1,140
Foreclosed property expense	8,794	10,212	8,409	10,833	6,116
Telecommunications	2,118	2,023	2,206	2,110	2,097
Public relations	1,309	1,355	1,466	1,244	1,415
Data processing	2,312	2,444	2,764	2,398	2,614
Computer software	1,856	1,786	1,803	1,892	1,863
Amortization of intangibles	860	742	763	813	823
Legal	3,004	981	2,216	3,947	1,467
Postage and shipping	1,060	1,033	1,255	1,163	1,182
Other miscellaneous expense	16,540	17,762	18,244	18,069	19,859

Total noninterest expense	$133,788	$136,506	$135,680	$135,856	$130,698

INSURANCE COMMISSIONS:
Property and casualty commissions	$17,704	$16,894	$14,430	$14,033	$16,226
Life and health commissions	4,651	4,681	4,724	4,024	4,359
Risk management income	698	618	655	597	703
Other	466	771	3,344	762	724

Total insurance commissions	$23,519	$22,964	$23,153	$19,416	$22,012

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$34,167	$35,668	$30,174	$29,159	$39,455
Additions to mortgage servicing rights:
Originations of servicing assets	5,784	4,076	3,525	3,754	3,127
Changes in fair value:
Due to payoffs/paydowns	(2,181)	(1,737)	(1,726)	(1,745)	(1,745)
Due to change in valuation inputs or assumptions used in the valuation model	(3,206)	(3,837)	3,697	(991)	(11,676)
Other changes in fair value	(2)	(3)	(2)	(3)	(2)

Fair value, end of period	$34,562	$34,167	$35,668	$30,174	$29,159

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$15,326	$13,119	$9,720	$8,308	$8,688
Servicing	3,610	3,495	3,451	3,356	3,290
Payoffs/Paydowns	(2,181)	(1,737)	(1,726)	(1,745)	(1,745)

Total production revenue	16,755	14,877	11,445	9,919	10,233
Market value adjustment	(3,206)	(3,837)	3,697	(991)	(11,676)

Total mortgage lending revenue (loss)	$13,549	$11,040	$15,142	$8,928	$(1,443)

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,472,747	$1,481,060	$1,578,441	$1,501,243	$1,497,456
Government agency issued residential mortgage-back securities	338,230	360,489	385,146	404,610	420,689
Government agency issued commercial mortgage-back securities	90,306	35,895	31,647	34,599	34,475
Obligations of states and political subdivisions	574,559	577,629	568,642	563,520	519,431
Other	7,764	7,758	9,659	9,546	9,504

Total available-for-sale securities	$2,483,606	$2,462,831	$2,573,535	$2,513,518	$2,481,555

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,835,590	$107,756	4.85%
Available-for-sale securities:
Taxable	2,022,294	9,439	1.86%
Tax-exempt	458,907	6,322	5.48%
Short-term investments	607,987	401	0.26%

Total interest earning assets and revenue	11,924,778	123,918	4.13%
Other assets	1,273,521
Less: allowance for credit losses	(179,283)

Total	$13,019,016

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,704,896	$3,889	0.33%
Savings	1,092,802	686	0.25%
Other time	2,729,878	9,482	1.38%
Short-term borrowings	390,100	90	0.09%
Junior subordinated debt	160,312	2,875	7.13%
Long-term debt	33,500	349	4.14%

Total interest bearing liabilities and expense	9,111,488	17,371	0.76%
Demand deposits - noninterest bearing	2,328,948
Other liabilities	146,423

Total liabilities	11,586,859
Shareholders’ equity	1,432,157

Total	$13,019,016

Net interest revenue		$106,547

Net interest margin			3.55%
Net interest rate spread			3.37%
Interest bearing liabilities to interest earning assets			76.41%

Net interest tax equivalent adjustment		$3,168

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	June 30, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,812,867	$109,260	4.99%
Available-for-sale securities:
Taxable	2,068,725	10,298	2.00%
Tax-exempt	452,207	6,478	5.76%
Short-term investments	574,624	383	0.27%

Total interest earning assets and revenue	11,908,423	126,419	4.27%
Other assets	1,295,017
Less: allowance for credit losses	(185,209)

Total	$13,018,231

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,769,340	$4,184	0.35%
Savings	1,074,912	691	0.26%
Other time	2,815,753	10,275	1.47%
Short-term borrowings	376,545	85	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,230,362	18,463	0.80%
Demand deposits - noninterest bearing	2,248,914
Other liabilities	135,222

Total liabilities	11,614,498
Shareholders’ equity	1,403,733

Total	$13,018,231

Net interest revenue		$107,956

Net interest margin			3.65%
Net interest rate spread			3.47%
Interest bearing liabilities to interest earning assets			77.51%

Net interest tax equivalent adjustment		$3,215

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	March 31, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,852,792	$110,407	5.02%
Available-for-sale securities:
Taxable	2,058,859	11,272	2.20%
Tax-exempt	449,082	6,547	5.86%
Short-term investments	603,988	401	0.27%

Total interest earning assets and revenue	11,964,721	128,627	4.32%
Other assets	1,325,795
Less: allowance for credit losses	(202,158)

Total	$13,088,358

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,960,060	$4,449	0.36%
Savings	1,027,611	714	0.28%
Other time	2,916,910	11,291	1.56%
Short-term borrowings	359,690	83	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,458,083	19,765	0.84%
Demand deposits - noninterest bearing	2,139,371
Other liabilities	127,195

Total liabilities	11,724,649
Shareholders’ equity	1,363,709

Total	$13,088,358

Net interest revenue		$108,862

Net interest margin			3.66%
Net interest rate spread			3.48%
Interest bearing liabilities to interest earning assets			79.05%

Net interest tax equivalent adjustment		$3,252

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	December 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,022,010	$114,094	5.02%
Available-for-sale securities:
Taxable	2,083,983	11,891	2.26%
Tax-exempt	425,960	6,396	5.96%
Short-term investments	386,405	253	0.26%

Total interest earning assets and revenue	11,918,358	132,634	4.42%
Other assets	1,336,426
Less: allowance for credit losses	(208,005)

Total	$13,046,779

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,714,059	$4,737	0.40%
Savings	975,892	746	0.30%
Other time	3,078,376	13,104	1.69%
Short-term borrowings	432,539	95	0.09%
Junior subordinated debt	160,312	2,871	7.11%
Long-term debt	33,500	350	4.15%

Total interest bearing liabilities and expense	9,394,678	21,903	0.92%
Demand deposits - noninterest bearing	2,248,904
Other liabilities	134,292

Total liabilities	11,777,874
Shareholders’ equity	1,268,905

Total	$13,046,779

Net interest revenue		$110,731

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			78.83%

Net interest tax equivalent adjustment		$3,241

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,200,439	$115,605	4.99%
Available-for-sale securities:
Taxable	2,123,772	13,283	2.48%
Tax-exempt	405,710	6,354	6.21%
Short-term investments	309,146	203	0.26%

Total interest earning assets and revenue	12,039,067	135,445	4.46%
Other assets	1,340,797
Less: allowance for credit losses	(205,209)

Total	$13,174,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,789,462	$5,323	0.44%
Savings	957,871	828	0.34%
Other time	3,246,332	14,837	1.81%
Short-term borrowings	458,199	112	0.10%
Junior subordinated debt	160,312	2,861	7.08%
Long-term debt	34,984	361	4.09%

Total interest bearing liabilities and expense	9,647,160	24,322	1.00%
Demand deposits - noninterest bearing	2,147,707
Other liabilities	127,973

Total liabilities	11,922,840
Shareholders’ equity	1,251,815

Total	$13,174,655

Net interest revenue		$111,123

Net interest margin			3.66%
Net interest rate spread			3.46%
Interest bearing liabilities to interest earning assets			80.13%
Net interest tax equivalent adjustment		$3,048

- MORE -

BXS Announces Third Quarter Results

October 18, 2012

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to

Total Assets and Total Shareholders’ Equity *:

	September 30,		June 30,
	2012	2011	2012
Tangible assets
Total assets	$13,235,737	$13,198,518	$13,147,818
Less: Goodwill	275,173	271,297	271,297
Other identifiable intangible assets	17,932	17,426	15,108

Total tangible assets	$12,942,632	$12,909,795	$12,861,413

Tangible shareholders’ equity
Total shareholders’ equity	$1,446,703	$1,266,753	$1,418,311
Less: Goodwill	275,173	271,297	271,297
Other identifiable intangible assets	17,932	17,426	15,108

Total tangible shareholders’ equity	$1,153,598	$978,030	$1,131,906

Tangible shareholders’ equity to tangible assets	8.91%	7.58%	8.80%

*	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.

- END -